UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2011

TARGACEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East First Street, Suite 300 Winston-Salem, North Carolina		27101
(Address of principal executive offices)		(Zip Code)

(336) 480–2100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 8, 2011, the Compensation Committee of the Board of Directors (the “Board”) of Targacept, Inc. (the “Company”) approved the base salaries set forth below for the Company’s named executive officers. The new salaries are generally designed to advance each named executive officer toward the 50th percentile for base salary for the comparable position in the peer group of companies used by the Compensation Committee for executive compensation benchmarking purposes.

Name	Title	2010 Base Salary	New Base Salary

J. Donald deBethizy	President and Chief Executive Officer	$442,204	$491,341

Alan A. Musso	Senior Vice President, Chief Financial Officer and Treasurer	$293,170	$333,415

Geoffrey C. Dunbar	Senior Vice President, Clinical and Regulatory Affairs and Chief Medical Officer	$321,312	$355,404

Jeffrey P. Brennan	Senior Vice President, Business and Commercial Development and Chief Business Officer	$300,084	$339,293

Peter A. Zorn	Senior Vice President, Legal Affairs, General Counsel and Secretary	$270,611	$308,082

In addition, on March 9, 2011, the Board, acting upon the recommendation of the Compensation Committee, further amended and restated the Targacept, Inc. 2006 Stock Incentive Plan, as amended and restated through November 28, 2007 and further amended effective June 10, 2009, to:

•

provide that the consummation of a change in control transaction, rather than stockholder approval of or regulatory clearance for the transaction, constitutes the change in control event under the plan for equity awards granted on or after March 9, 2011;

•

provide that shares of the Company’s common stock withheld or surrendered to pay the option price or purchase price for an award or to satisfy tax withholding obligations are not available for re-use under the plan;

•	provide that, where applicable to a particular award, dividends and dividend equivalent rights are not paid unless and until the award has vested and/or been earned;

•

expand the “repricing” transactions requiring stockholder approval to include the surrender of underwater stock options or stock appreciation rights in exchange for the grant of equity awards other than lower priced stock options or stock appreciation rights (for which stockholder approval was already required);

•

clarify that the requirement for stockholder approval for exchanges of stock options or stock appreciation rights for other awards does not apply where the stock options or stock appreciation rights being surrendered are not underwater; and

•	remove language regarding the cancellation of awards in consideration of alternative awards or a cash payment.

The foregoing brief description of the changes to the plan is qualified by reference to the entire plan, as amended and restated, which is filed as Exhibit 10.4(a) to the Company’s Annual Report on Form 10-K for the Year Ended December 31, 2010 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed with this report:

Exhibit Number	Description

10.1	Targacept, Inc. 2006 Stock Incentive Plan, as amended and restated through March 9, 2011 (incorporated by reference to Exhibit 10.4(a) to the Company’s Annual Report on Form 10-K for the Year Ended December 31, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGACEPT, INC.

Date: March 11, 2011	/s/ Peter A. Zorn
Peter A. Zorn
Senior Vice President, Legal Affairs, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Targacept, Inc. 2006 Stock Incentive Plan, as amended and restated through March 9, 2011 (incorporated by reference to Exhibit 10.4(a) to the Company’s Annual Report on Form 10-K for the Year Ended December 31, 2010)

*	Denotes management compensation plan or contract